UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

Vu1 CORPORATION

(Exact Name of Registrant as specified in its charter)

 California

(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commission File Number)	(IRS Employer Identification No.)

One New Hampshire Ave, Suite 125 Portmouth, NH 98109
(Address of principal executive offices) (zip code)

(603) 766-4986
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

VU1 CORPORATION

September 30, 2010

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 11, 2012 Bill K. Hamlin resigned his position as our President and Chief Operating Officer and our Board of Directors. Mr. Hamlin was a member of our Board of directors since October, 2010 and our President and Chief Operating Officer since July 28, 2011. Mr. Hamlin’s resignation did not arise from any disagreement with us or any matter relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vu1 Corporation

Date: May 17, 2012	By:	/s/ Matthew DeVries
Matthew DeVries Chief Financial Officer